UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 26, 2019
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

001-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company’s shareholders (the “Annual Meeting”) was held on September 26, 2019.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this Annual Meeting, the shareholders were requested to: (1) elect a board of directors; (2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2019; and (3) cast an advisory vote on the executive compensation of the Company’s named executive officers as disclosed in the Proxy Statement, filed with the U.S. Securities and Exchange Commission on August 16, 2019.

(1)
At the Annual Meeting, the holders of 44,132,616 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Beth Birnbaum	41,609,614	447,902	2,075,100
David C. Dobson	41,595,988	461,528	2,075,100
William Pence	41,262,020	795,496	2,075,100

At the Annual Meeting, the holders of 8,767,288 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Brian A. Napack	8,491,933	785	274,570

Jesse C. Wiley	8,491,933	785	274,570
Mari J. Baker	8,391,757	100,961	274,570
George Bell	8,391,757	100,961	274,570
Laurie A. Leshin	8,491,933	785	274,570
Raymond W. McDaniel, Jr.	8,491,895	823	274,570
William J. Pesce	8,491,933	785	274,570

(2)
At the Annual Meeting, the holders of 13,180,550 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2020; tabulation as follows:

FOR	AGAINST	ABSTAIN
12,945,532	228,177	6,840

(3)
At the Annual Meeting, the holders of 13,180,550 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,630,793	58,799	8,878	482,080

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Operations

Dated: September 27, 2019